                         FIRST AMENDMENT TO CREDIT AGREEMENT


    THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "FIRST AMENDMENT"), dated as of February 1, 1996, is entered into among Power-One, Inc., a Delaware corporation formerly known as Power-Merger, Inc. (the "BORROWER"), the banks listed on the signature page hereof (the "LENDERS"), and NATIONSBANK OF TEXAS, N.A., as administrative agent for the Lenders (in said capacity, the "ADMINISTRATIVE LENDER").


    A. Power-One LLC, a Delaware limited liability company ("POWER-ONE"), NationsBank of Texas, N.A., in its capacity as a lender ("NationsBank"), and the Administrative Lender heretofore entered into that certain Credit Agreement, dated as of September 27, 1995 (the "CREDIT AGREEMENT"; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

    B. Power-One has merged into the Borrower pursuant to the Agreement of Merger effective as of February 1, 1996 (the "MERGER").

    C.   Union Bank and City National Bank became Lenders pursuant to
Section 1.6 of the Credit Agreement, effective November 15, 1995.

    D. By matter of law and by the terms of that certain Assumption Agreement, dated as of February 1, 1996, the Borrower has assumed all of the obligations of Power-One under the Loan Documents.

    E. The Borrower, Lenders and the Administrative Lender desire to amend the Credit Agreement to make certain changes therein as a result of the Merger.

    NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, Lenders and the Administrative Lender covenant and agree as follows:

    1.   AMENDMENTS TO CREDIT AGREEMENT.

    (a) The definition of "Borrower" set forth in Article I of the Credit Agreement is hereby amended to read as follows:

         "`BORROWER' means Power-One, Inc., a Delaware corporation, successor by merger with Power-One LLC, a limited liability company."

    (b) The definition of "Excess Cash Flow" set forth in Article I of the Credit Agreement is hereby amended to read as follows:

         "`EXCESS CASH FLOW' means, with respect to the Borrower and its Subsidiaries on a consolidated basis, the remainder of (i) EBITDA, minus
    (ii) Restricted Payments, minus (iii) interest expense (including interest expense pursuant to Capitalized Lease Obligations), minus (iv) Capital Expenditures (excluding any Capital Expenditures made as a result of a Shareholder Contribution), minus (v) expenditures in respect of Acquisitions (excluding any portion of Acquisition expenditures made as a result of a Shareholder Contribution), minus (vi) Working Capital Adjustment, minus (vii) payments of principal of Indebtedness, minus
    (viii) income Taxes, in each case for the four fiscal quarters immediately preceding the date of calculation."

    (c) The definition of "Loan Documents" set forth in Article I of the Credit Agreement is hereby amended to read as follows:

         "`LOAN DOCUMENTS' means this Agreement, the Notes, the Security Agreement, the Deeds of Trust, any other Collateral Document, the Fee Letter, any Interest Hedge Agreement entered into with any Lender, and any other document or agreement executed or delivered from time to time by the Borrower, any Subsidiary of the Borrower or any other Person in connection herewith or as security for the Obligations, including any such Loan Document which is executed as a renewal, amendment, modification or restatement of a Loan Document previously executed by Power-One LLC, a Delaware limited liability company."

    (d) The definition of "Member Contribution" set forth in Article I of the Credit Agreement is hereby amended to be "Shareholder Contribution" and shall read as follows:

         "`SHAREHOLDER CONTRIBUTION' means any contribution of cash to the Borrower or any Subsidiary of the Borrower made by any shareholder of the Borrower or any of its Affiliates which is used by the Borrower for Capital Expenditures or Acquisitions or pursuant to SECTION 8.1(c) or 8.1(q) hereof."

    (e) The definition of "Member Distributions" set forth in Article I of the Credit Agreement is hereby amended to be "Shareholder Distributions" and shall read as follows:

         "`SHAREHOLDER DISTRIBUTIONS' means, as to any shareholder of the Borrower or an Affiliate of such shareholder, the making by the Borrower of any distribution, loan or advance to, or investment in, such Borrower or an Affiliate of such member other than (a) advances, drawing accounts and similar expenditures and salaries and bonuses paid in the ordinary course of business, (b) sales of goods in the ordinary course of business, and
    (c) Dividends."

    (f) The definition of "Pretax Net Income" set forth in Article I of the Credit Agreement


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


is hereby amended to read as follows:

         "`PRETAX NET INCOME' means net profit (or loss) before taxes of the Borrower and its Subsidiaries, on a consolidated basis, determined in accordance with GAAP."

    (g) The definition of "Restricted Payments" set forth in Article I of the Credit Agreement is hereby amended to read as follows:

         "`RESTRICTED PAYMENTS' means, collectively, (i) Dividends,
    (ii) Deferred Compensation, (iii) Shareholder Distributions, (iv) Stephens Fees, and (v) any (A) payment or prepayment of principal, premium or penalty on any Subordinated Debt of the Borrower or any Subsidiary of the Borrower or any defeasance, redemption, purchase, repurchase or other acquisition or retirement for value, in whole or in part, of any Subordinated Debt (including, without limitation, the setting aside of assets or the deposit of funds therefor) and (B) prepayment of interest on any Subordinated Debt.

    (h) The definition of "Tax Distributions" set forth in Article I of the Credit Agreement is hereby deleted therefrom.

    (i) The fourth sentence of Section 4.1(a) of the Credit Agreement is hereby amended to read as follows:

         "Each of the Borrower and its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its state, country or province of organization."

    (j) The last sentence of Section 4.1(i) of the Credit Agreement is hereby amended to read as follows:

         "The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of their Taxes are, in the judgment of the Borrower, adequate."

    (k) Section 7.3(g) of the Credit Agreement is hereby amended to read as follows:

         "(g) Investments in the form of loans to Donna M. Koep and John A Martins in a principal amount not to exceed $100,000 each for the purpose of financing a portion of the purchase by such Persons of their respective shareholder interest in the Borrower; and"

    (l) Section 7.7 of the Credit Agreement is hereby amended to read as follows:

         "Section 7.7   CAPITAL EXPENDITURES.  The Borrower shall not, and
    shall not permit


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


    any Subsidiary of the Borrower to, make or commit to make any Capital Expenditures (excluding any Capital Expenditures made as a result of a Shareholder Contribution) during any fiscal year in an aggregate amount in excess of $3,750,000 (the "MAXIMUM AMOUNT"); PROVIDED, HOWEVER, that the Maximum Amount for each fiscal year shall be increased by an amount equal to the excess, if any, of the Maximum Amount for the previous fiscal year (before making any adjustments in accordance with this proviso) over the actual aggregate Capital Expenditures (excluding any Capital Expenditures made as a result of a Shareholder Contribution) for such previous fiscal year."

    (m) Section 7.8 of the Credit Agreement is hereby amended to read as follows:

         "Section 7.8   RESTRICTED PAYMENTS.  The Borrower shall not, and shall
    not permit any Subsidiary of the Borrower to, directly or indirectly declare, pay or make any Restricted Payments except (i) any Subsidiary may declare and pay Dividends to the Borrower, (ii) the Borrower shall be permitted to pay (A) Deferred Compensation and (B) Stephens Fees; provided, further, however, the Borrower shall not pay or make any Restricted Payments permitted by this SECTION 7.8 unless there shall exist no Default or Event of Default prior to or after giving effect to any such proposed Restricted Payment."

    (n) Section 7.16 of the Credit Agreement is hereby amended to read as follows:

         "Section 7.16 CAPITAL STOCK. The Borrower shall not, and shall not permit any Subsidiary of the Borrower to, issue, sell or otherwise dispose of any Capital Stock in the Borrower or any Subsidiary of the Borrower or any options or any rights to acquire such Capital Stock, except (i) to the extent that the Net Cash Proceeds thereof are applied as provided in
    SECTION 2.5(e) hereof or as described in SECTION 8.1(c) or (q) hereof and
    (ii) any Subsidiary of the Borrower may issue Capital Stock to the Borrower."

    (o) Section 7.20 of the Credit Agreement is hereby amended to read as follows:

         "Section 7.20 AMENDMENT OF ORGANIZATIONAL DOCUMENTS. The Borrower shall not, and shall not permit any Subsidiary of the Borrower to, materially amend its certificate of formation, articles of incorporation or partnership agreement, as applicable.

    (p) Section 8.1(p) of the Credit Agreement is hereby amended to read as follows:

         "(p) Stephens Group, Inc. and its Affiliates shall fail to (i) own at least 51% of the voting Capital Stock of the Borrower or (ii) otherwise manage and control the Borrower; or"

    (q) Existing Section 8.1(q) of the Credit Agreement is hereby deleted and existing Section 8.1(r) of the Credit Agreement is hereby redesignated as "Section 8.1(q)" to read as follows:


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


         "(q) Except as a result of the Administrative Lender's gross negligence or wilful misconduct, the Administrative Lender shall fail to have a valid and perfected first priority Lien in 100% of the Capital Stock of the Borrower."

    2. CONSENT. Lenders hereby (i) consent to the Merger and (ii) agree that the Merger shall not cause or result in a Default or Event of Default under the Credit Agreement.

    3. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that,as of the date hereof and after giving effect to the amendments provided in the foregoing Section 1 and the consent provided in the foregoing Section 2:

    (a) the representations and warranties contained in the Credit Agreement are true and correct on and as of the date hereof as if made on and as of such date;

    (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

    (c) the Borrower has full power and authority to execute, deliver and perform this First Amendment, the Notes (as defined in Section 4(c) of this First Amendment), the Amended Collateral Documents (as defined in Section 4(d) of this First Amendment) and the Credit Agreement, as amended by this First Amendment, the execution, delivery and performance of this First Amendment, the Notes, the Amended Collateral Documents, and the Credit Agreement, as amended by this First Amendment, has been duly authorized by all corporate action of the Borrower, and this First Amendment, the Notes, the Amended Collateral Documents, and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable debtor relief laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

    (d) neither the execution, delivery and performance of this First Amendment, the Notes, the Amended Collateral Documents, or the Credit Agreement, as amended by this First Amendment, nor the consummation of any transactions herein or therein, will contravene or conflict with any Law to which the Borrower or any of its Subsidiaries is subject or any indenture, agreement or other instrument to which the Borrower or any of its Subsidiaries or any of their respective property is subject; and

    (e) no authorization, approval, consent or other action by, notice to, or filing with, any governmental authority or other Person, is required for the
(i) execution, delivery or performance by the Borrower of this First Amendment, the Notes, the Amended Collateral Documents, and the


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Credit Agreement, as amended by this First Amendment, or (ii) acknowledgement of this First Amendment by PEI or PUM.

    4. CONDITIONS OF EFFECTIVENESS. The First Amendment shall be effective as of February 1, 1996, subject to the following (except as otherwise waived by Determining Lenders):

    (a) the Administrative Lender shall have received counterparts of this First Amendment executed by the Determining Lenders;

    (b) the Administrative Lender shall have received counterparts of this First Amendment executed by the Borrower and acknowledged by PEI and PUM;

    (c) the Administrative Lender shall have received for (i) NationsBank a $7,500,000 Revolving Credit Note and a $15,000,000 Term Loan Note, (ii) Union Bank a $5,000,000 Revolving Credit Note and a $10,000,000 Term Loan Note, and
(iii) City National Bank a $2,500,000 Revolving Credit Note and a $5,000,000 Term Loan Note, each duly executed by the Borrower (collectively, the "NOTES");

    (d) the Administrative Lender shall have received such amendments, modifications or restatements to the Collateral Documents as the Administrative Lender shall require (collectively, the "AMENDED COLLATERAL DOCUMENTS"), together with stock certificates evidencing 100% of the Capital Stock of the Borrower and related stock powers;

    (e) the Administrative Lender shall have received an Officer's Certificate of the Borrower containing (i) certificate of incorporation of the Borrower issued by the Delaware Secretary of State, (ii) bylaws of the Borrower,
(iii) corporation resolutions of the Borrower authorizing the execution and delivery of this First Amendment, the Notes and the Amended Collateral Documents to be executed by the Borrower and (iv) signatures and titles of officers of the Borrower authorized to sign this First Amendment, the Notes and the Amended Collateral Documents to be executed by the Borrower;

    (f) the representations and warranties set forth in Section 3 shall be true and correct; and

    (g) the Administrative Lender and the Lenders shall have received in form and substance satisfactory to the Administrative Lender and the Lenders, such other documents, certificates and instruments as the Lenders shall require.

    5.   ACKNOWLEDGEMENT.  By signing below, each of PEI and PUM
(i) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this First Amendment, the Notes, and the Amended Collateral Documents and (ii) acknowledges and agrees that (A) its obligations in respect of its Subordination Agreement are not released,


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


diminished, waived, modified, impaired or affected in any manner by this First Amendment or any of the provisions contemplated herein and (B) references to the Borrower in the Subordination Agreement shall mean and refer to Power-One, Inc., a Delaware corporation.

    6.   REFERENCE TO THE CREDIT AGREEMENT.

    (a) Upon the effectiveness of this First Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as amended by this First Amendment.

    (b) The Credit Agreement, as amended by this First Amendment, and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

    7. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all costs and expenses of the Administrative Lender in connection with the preparation, reproduction, execution and delivery of the First Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Lender).

    8. EXECUTION IN COUNTERPARTS. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

    9. GOVERNING LAW; BINDING EFFECT. This First Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon the Borrower and each Lender and their respective successors and assigns.

    10. HEADINGS. Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.

    11. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS FIRST AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AS TO THE SUBJECT MATTER THEREIN AND HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.


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    IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first above written.

                                  POWER-ONE, INC.



                                  By:
                                       ---------------------------------------
                                       Name:
                                            ----------------------------------
                                       Title:
                                             ---------------------------------



                                  NATIONSBANK OF TEXAS, N.A.,
                                  Individually and as Administrative Lender



                                  By:
                                       ---------------------------------------
                                       Name:
                                            ----------------------------------
                                       Title:
                                             ---------------------------------


                                  UNION BANK



                                  By:
                                       ---------------------------------------
                                       Name:
                                            ----------------------------------
                                       Title:
                                             ---------------------------------


                                  CITY NATIONAL BANK



                                  By:
                                       ---------------------------------------
                                       Name:
                                            ----------------------------------
                                       Title:
                                             ---------------------------------


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